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                                                                   EXHIBIT 10.3

                   HORIZON CELLULAR TELEPHONE COMPANY, L.P.
                         HORIZON FINANCE CORPORATION


                               FIFTH AMENDMENT
                             TO CREDIT AGREEMENT


        This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "FIFTH AMENDMENT") is dated as of February 26, 1996 and entered into by and among HORIZON CELLULAR TELEPHONE COMPANY, L.P., a Delaware limited partnership ("COMPANY"), HORIZON FINANCE CORPORATION, a Delaware corporation and a wholly-owned Subsidiary of Company ("FINANCE"; and together with Company, "BORROWERS"), the LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to as a "LENDER" and collectively as "LENDERS"), BANKERS TRUST COMPANY ("BANKERS"), as an arranging agent and as administrative agent for Lenders (in its capacity as administrative agent, "ADMINISTRATIVE AGENT"), CITICORP NORTH AMERICA, INC., as an arranging agent and as collateral agent for the Lenders (in its capacity as collateral agent, "COLLATERAL AGENT"; and together with Administrative Agent, "AGENTS") and the SUBSIDIARIES OF COMPANY IDENTIFIED ON THE SIGNATURE PAGES HEREOF, and is made with reference to that certain Credit Agreement dated as of October 1, 1993 by and among Borrowers, Lenders party thereto and Agents (such agreement as amended by the First Amendment and Consent to Credit Agreement dated as of November 4, 1993, the Second Amendment to Credit Agreement dated as of December 22, 1993, the Third Amendment to Credit Agreement dated July 29, 1994 and the Fourth Amendment to Credit Agreement dated as of August 9, 1995, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                               R E C I T A L S


        WHEREAS, Borrowers have requested that the Credit Agreement be amended to permit the repurchase by the Borrowers of an additional $10,000,000 of Subordinated Notes; provided that the aggregate purchase price of all Subordinated Notes, whether purchased before or after the effective date of this Fifth Amendment does not exceed $35,000,000, all on certain conditions set forth herein; and

        WHEREAS, Borrowers, Agents and Lenders desire to amend the Credit Agreement to provide for the foregoing on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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                                   SECTION 1.
                       AMENDMENTS TO THE CREDIT AGREEMENT

1.1     AMENDMENT TO SUBSECTION 6.5

        A. Subsection 6.5 of the Credit Agreement is hereby amended by amending and restating clause (vii) thereof in its entirety as follows:

            "(vii") Borrowers may repurchase a portion of the Subordinated Notes; provided that (x) the aggregate purchase price for all Subordinated Notes repurchased shall not exceed $35,000,000, (y) in the event any Subordinated Notes are repurchased on or prior to December 31, 1995, Borrowers shall deliver an Officer's Certificate to Administrative Agent as of the date of such repurchase certifying, to the satisfaction of Administrative Agent that, after giving effect to such repurchase, the ratio (a) of Consolidated Senior Debt less Cash and Cash Equivalents held by Company and its Subsidiaries not in excess of $3,000,000 in the aggregate, as determined as of the date of such repurchase, to (b) Consolidated Annualized EBITDA as determined as of the last day of the fiscal quarter of Company most recently ended (the "SENIOR DEBT LEVERAGE RATIO") does not exceed 4.75:1.00 and certifying that no Event of Default or Potential Event of Default has occurred and is continuing and
        (z) with respect to any repurchase of Subordinated Notes on any date after December 31, 1995, Borrowers shall deliver to Administrative Agent an Officer's Certificate as of the date of such repurchase certifying to the satisfaction of Administrative Agent that, after giving effect to such repurchase, the Senior Debt Leverage Ratio covenant as set forth in subsection 6.6C has been satisfied and certifying that no Event of Default or Potential Event of Default has occurred and is continuing."


                                   SECTION 2.
                   BORROWERS' REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Fifth Amendment and to amend the Credit Agreement in the manner provided herein, the Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

2.1     CORPORATE POWER AND AUTHORITY.

        Borrowers have all requisite corporate or partnership power and authority to enter into this Fifth Amendment and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended by this Fifth Amendment (the "AMENDED AGREEMENT").



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2.2     INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT.

        The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date of this Fifth Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

2.3     ABSENCE OF DEFAULT.

        No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fifth Amendment that would constitute an Event of Default or a Potential Event of Default.


                                   SECTION 3.
                          ACKNOWLEDGEMENT AND CONSENT

        Borrowers are parties to the Borrower Pledge and Security Agreement, pursuant to which Borrowers have created Liens in favor of Collateral Agent on certain Collateral to secure the obligations. Each of the Subsidiaries is a party to (i) the Subsidiary Guaranty, pursuant to which such Subsidiary has guarantied the Obligations and (ii) the Subsidiary Pledge and Security Agreement pursuant to which such Subsidiary has created Liens in favor of Collateral Agent on certain collateral to secure the obligations of such Subsidiary under the Subsidiary Guaranty. Borrowers and the Subsidiaries are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Subsidiary Guaranty, the Subsidiary Pledge and Security Agreement and the Borrower Pledge and Security Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

        Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of this Fifth Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Fifth Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" or "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations", as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement (as amended by this Fifth Amendment) and the Notes defined therein.

        Borrowers hereby acknowledge and agree that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all



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of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment.

        Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fifth Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Fifth Amendment and (ii) nothing in the Credit Agreement, this Fifth Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                                   SECTION 4.
                                 MISCELLANEOUS

4.1     REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
        DOCUMENTS.

        A. On and after the date of effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

        B. Except as specifically amended by or pursuant to this Fifth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        C. The execution, delivery and performance of this Fifth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

4.2     HEADINGS.

        Section and subsection headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose or be given any substantive effect.

4.3     APPLICABLE LAW.

        THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



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4.4     COUNTERPARTS; EFFECTIVENESS.

        This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Fifth Amendment shall become effective upon receipt by Company and Administrative Agent of counterpart signature pages hereto executed by requisite lenders and the Credit Support Parties.


                  [remainder of page intentionally left blank]



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        IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF CUMBERLAND, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF HAGERSTOWN, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF DAWSON, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF OTSEGO, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF INDIANA, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF BEDFORD, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY FREDERICK, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF CRAWFORD, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF SPALDING, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF MONONGALIA, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF CENTRAL KENTUCKY, L.P.
                                      HORIZON CELLULAR TELEPHONE
                                        COMPANY OF CHAUTAUQUA, L.P.

                                      By:  KCCGP, L.P.,
                                           its general partner

                                           By:  HORIZON G.P., INC.
                                                its corporate general partner

                                                By:  /s/ BRUCE HERNANDEZ
                                                   --------------------------
                                                    Bruce Hernandez
                                                    Vice President and Chief
                                                    Financial Officer



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                                   HORIZON FINANCE CORPORATION

                                   By:  /s/ BRUCE HERNANDEZ
                                       --------------------------
                                       Bruce Hernandez
                                       Vice President




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                                BANKERS TRUST COMPANY,
                                individually and as Administrative Agent


                                By:  /s/  GINA S. THOMPSON
                                     -----------------------------------
                                     Name:  Gina S. Thompson
                                     Title: Vice President



                                CITICORP NORTH AMERICA, INC.,
                                individually and as Collateral Agent


                                By:  /s/  MARGARET C. ULLRICH
                                     -----------------------------------
                                     Name:  Margaret C. Ullrich
                                     Title: Vice President
                                            Attorney-in-Fact


                                MELLON BANK, N.A.,
                                as a Lender


                                By:  /s/  DAVID B. CRAWFORD
                                     -----------------------------------
                                     Name:  David B. Crawford
                                     Title: Vice President



                                ROYAL BANK OF CANADA,
                                as a Lender


                                By:  /s/  JOHN P. PAGE
                                     -----------------------------------
                                     Name:  John P. Page
                                     Title: Senior Manager





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                                CORESTATES BANK, N.A.,
                                as a Lender


                                By:  /s/  EDWARD KITTRELL
                                     -----------------------------------
                                     Name:  Edward Kittrell
                                     Title: Vice President



                                FIRST UNION NATIONAL BANK OF
                                NORTH CAROLINA,
                                as a Lender


                                By:  /s/  JIM F. REDMAN
                                     -----------------------------------
                                     Name:  Jim F. Redman
                                     Title: Senior Vice President



                                TORONTO DOMINION (NEW YORK), INC.,
                                as a Lender


                                By:  /s/  JESSICA LAXMAN
                                     -----------------------------------
                                     Name:  Jessica Laxman
                                     Title: Associate-Communications
                                            Finance


                                MEESPIERSON
                                as a Lender


                                By:  /s/  JOHN O'CONNOR
                                     -----------------------------------
                                     Name:  John O'Connor
                                     Title: Senior Vice President




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